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As filed with the Securities and Exchange Commission
on March 24, 2003                                            SEC File No-1-
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                -------------------------------------------------

                         ST. JOSEPH CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 35-1977746
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

    ------------------------------------------------------------------------


               3820 EDISON LAKES PARKWAY, MISHAWAKA, INDIANA 46545
    (Address, including zip code, of registrant principal executive offices)

If this Form relates to the registration of a        If this Form relates to the registration of a class of
class of securities pursuant to Section 12(b)        securities pursuant to Section 12(g)
of the Exchange Act and is effective                 of the Exchange Act and is effective
pursuant to General Instruction                      pursuant to General Instruction
A.(c), please check the following box.  [  ]         A.(d), please check the following box.  [X]



Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class               Name of Each Exchange on Which
         to be so Registered               Each Class is to be Registered

     ---------------------------        -------------------------------------
                None                                     None

Securities Act Registration Statement File Numbers to which this Form relates (if applicable): None

Securities to be registered pursuant to Section 12 (g) of the Act: Common Stock, $0.01 par value per share




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ITEM 1.  DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED.

         A description of the securities to be registered hereby is set forth in the Registrant's Registration Statement on Form SB-2, as amended, (file no. 333-87517), filed with the Securities and Exchange Commission on September 21, 1999 and incorporated by reference herein.

ITEM 2.  EXHIBITS.

3.1      Registrant's Certificate of Incorporated, as amended (1)


3.2      Registrant's Bylaws (1)

------------------

(1) Filed as an exhibit to the Registrant's Registration Statement on Form SB-2, as amended, (no. 333-06581), filed on June 21, 1996 and incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly cause this Registration Statement to be signed on their behalf by the undersigned, thereto duly authorized.


March 24, 2003                       ST. JOSEPH CAPITAL CORPORATION


                                     By: /s/ John W. Rosenthal
                                         John W. Rosenthal
                                         President and Chief Executive Officer